UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BUZZFEED, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 14, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of BuzzFeed, Inc., which is our first annual meeting of stockholders as a public company and which will be held virtually at https://www.cstproxy.com/buzzfeed/2022 on Wednesday, May 25, 2022 at 2:00 p.m. Eastern Time. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders — regardless of size, resources, or physical location, protects the health and safety of attendees in light of the ongoing COVID-19 pandemic, saves us and stockholders’ time and money, and reduces our environmental impact.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our annual report and proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.
Sincerely,
Jonah Peretti
Chief Executive Officer and
Chairman of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 25, 2022. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/BUZZFEED/2022.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future operating results and financial condition, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These statements are not historical facts and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our other Securities and Exchange Commission, or SEC, filings, which are available on the Investor Relations page of our website at https://investors.buzzfeed.com/ and on the SEC website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

BUZZFEED, INC.
111 East 18th Street
New York, New York 10003
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	Wednesday, May 25, 2022 at 2:00 p.m. Eastern Time
Place:	Virtually at https://www.cstproxy.com/buzzfeed/2022. There is no physical location for the Annual Meeting.
Items of Business:
1.
Elect two Class I directors of BuzzFeed, Inc., each to serve a three-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
3. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date:	Only stockholders of record at the close of business on March 28, 2022 are entitled to notice of, and to attend and vote at, the meeting and any adjournments thereof.
Participation in Annual Meeting:
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at https://www.cstproxy.com/buzzfeed/2022. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders — regardless of size, resources, or physical location, protects the health and safety of attendees in light of the ongoing COVID-19 pandemic, saves us and stockholders’ time and money, and reduces our environmental impact. Please see “Important Information About the Annual Meeting” for additional information.

Voting:
Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting — Voting Instructions; Voting of Proxies” beginning on page 3 of this Proxy Statement.
Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents fifty votes. For questions regarding your stock ownership, you may contact us through our website at https://investors.buzzfeed.com or, if you are a registered holder, our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.

This notice of the Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April 14, 2022.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.
By Order of the Board of Directors,
Rhonda Powell
Chief Legal Officer and Corporate Secretary
New York, New York
April 14, 2022

BUZZFEED, INC.
PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement before voting.
Meeting Agenda and Voting Recommendations
PROPOSAL NO. 1			BOARD’S RECOMMENDATION “FOR” this Proposal
ELECTION OF DIRECTORS

We are asking our stockholders to elect two Class I directors for a three-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. The table below sets forth information with respect to our two nominees standing for election. All of the nominees are currently serving as directors. Additional information about our director nominees and their respective qualifications can be found under the section titled “Proposal No. 1 Election of Directors — Nominees to Our Board of Directors.”

Name	Age	Director Since
Angela Acharia	50	December 2021
Jonah Peretti	48	December 2021
PROPOSAL NO. 2	BOARD’S RECOMMENDATION “FOR” this Proposal
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Information regarding fees paid to Deloitte & Touche LLP during fiscal years 2021 and 2020 can be found under the section titled “Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm — Independent Registered Public Accounting Firm Fees and Services.”

GOVERNANCE AND BOARD HIGHLIGHTS
We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices that we have already adopted or will adopt during fiscal year 2022, as discussed further in this proxy statement.
INDEPENDENT BOARD AND LEADERSHIP PRACTICES
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Majority of directors are independent (5 out of 7 current directors)

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Active lead independent director who is elected annually and has well-defined rights and responsibilities separate from the Chairman of the board of directors

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All committees of the board of directors are composed of independent directors

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Board composition aims to enhance diversity

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Oversees the Company’s risk management strategy, ensuring the Company develops appropriate risk mitigation techniques around cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas

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Our nominating and corporate governance committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters

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Independent directors conduct regular executive sessions

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Directors maintain open communication and strong working relationships with one another and have regular access to management

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Directors conduct a robust annual board of directors and committee self-assessment process

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Board of directors adheres to related party transaction standards for any direct or indirect involvement of a director in the company’s business activities

Unless the contest otherwise requires, references in this proxy statement to:
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“BuzzFeed,” “we,” “us,” “our” or the “company” refer to BuzzFeed, Inc. (f/k/a 890 5th Avenue Partners, Inc.), a Delaware corporation, after the closing of the business combination;

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“business combination” refer to the transactions contemplated by (i) that certain Agreement and Plan of Merger, dated as of June 24, 2021 (as amended), by and among 890 5th Avenue Partners, Inc., Bolt Merger Sub I, Inc., Bolt Merger Sub II, Inc. and BuzzFeed, Inc., including the mergers contemplated by the Agreement and Plan of Merger, whereby (a) Bolt Merger Sub I Inc. merged with and into BuzzFeed, Inc., with BuzzFeed, Inc. surviving the first merger as a wholly-owned subsidiary of 890 5th Avenue Partners, Inc., and (b) BuzzFeed, Inc. merged with and into Bolt Merger Sub II, Inc., with Bolt Merger Sub II, Inc. surviving the second merger as a wholly-owned subsidiary of 890 5th Avenue Partners, Inc., (ii) the Membership Interest Purchase Agreement, dated as of March 27, 2021 (as amended), by and among BuzzFeed, Inc., CM Partners, LLC, Complex Media, Inc., Verizon CMP Holdings LLC and HDS II, Inc., pursuant to which the surviving entity of the merger acquired 100% of the membership interests of CM Partners, LLC., and (iii) the private placement pursuant to which investors collectively subscribed for $150.0 million aggregate principal amount of unsecured convertible notes due 2026;

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“Legacy BuzzFeed” refer to BuzzFeed, Inc., a Delaware corporation, prior to the closing of the business combination.

BUZZFEED, INC.
111 Each 18th Street
New York, New York 10003
PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
April 14, 2022
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors of BuzzFeed, Inc. for use at our 2022 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at https://www.cstproxy.com/buzzfeed/2022 on Wednesday, May 25, 2022 at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this proxy statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 14, 2022. An annual report for the fiscal year ended December 31, 2021 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with U.S. Securities and Exchange Commission, or SEC, rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.
GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this Proxy Statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
This is our first Annual Meeting as a public company. We intend to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting. We believe the virtual format makes it easier for stockholders to attend, and participate fully and equally in, the Annual Meeting because they can join with any internet-connected device from any location around the world at no cost. Our virtual meeting format helps us engage with all stockholders — regardless of size, resources, or physical location, protects the health and safety of attendees in light of the ongoing COVID-19 pandemic, saves us and stockholders’ time and money, and reduces our environmental impact.
Record Date; Quorum
Only holders of record of our Class A common stock and Class B common stock at the close of business on March 28, 2022, or the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 116,689,303 shares of Class A common stock and 12,293,614 shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 16,130,212 shares of Class A common stock and 12,019,830 shares of Class B common stock at the Annual Meeting, or approximately 84.38% of the voting power of the shares of our Class A common stock and Class B common stock outstanding on such date. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 111 East 18th Street, New York, New York 10003. A list of stockholders entitled to vote at the Annual Meeting will also be available for examination on the internet through the virtual web conference during the Annual Meeting.
The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Participating in the Annual Meeting
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Instructions on how to attend the Annual Meeting are posted at https://www.cstproxy.com/buzzfeed/2022.

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You may log in to the meeting platform beginning at 1:45 p.m. Eastern Time on May 25, 2022. The meeting will begin promptly at 2:00 p.m. Eastern Time.

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You will need your control number provided in your proxy materials to attend the Annual Meeting at https://www.cstproxy.com/buzzfeed/2022.

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Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.

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If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at https://www.cstproxy.com/buzzfeed/2022, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, irrelevant to the business of BuzzFeed, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the chair of the Annual Meeting). A webcast replay of the Annual Meeting, including the Q&A session, will be archived on the “Investor Relations” section of our website, which is located at investors.buzzfeed.com.

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If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via https://www.cstproxy.com/buzzfeed/2022. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote and each share of Class B common stock represents fifty votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name.   If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee.   If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting
Proposal		Board Recommendation	Page Reference
Proposal No. 1	the election of the Class I directors named in this Proxy Statement	FOR all nominees	17
Proposal No. 2	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	22
None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon except with respect to our Chief Executive Officer in his capacity as director nominated for election in this Proxy Statement.
Abstentions; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 and Proposal No. 2.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. The other proposal presented at the Annual Meeting, Proposal No. 1, is a non-routine matter and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on the proposal.

Voting Instructions; Voting of Proxies
Vote By Internet	Vote By Telephone or Internet	Vote By Mail

You may vote via the virtual meeting website — any stockholder can attend the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2022, where stockholders may vote and submit questions during the meeting. The meeting starts at 2 p.m. Eastern Time. Please have your Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at
https://www.cstproxy.com/buzzfeed/2022.
You may vote by telephone or through the Internet — in order to do so, please follow the instructions shown on your proxy card.
You may vote by mail — if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to:
Beneficial Holders:
Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717
Registered Holders:
Attn: Proxy Services, Continental Stock Transfer, 1 State Street — SC-1, New York, New York 10004-1561
Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on May 24, 2022. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
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delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;

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signing and delivering a proxy bearing a later date;

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voting again by telephone or through the Internet; or

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attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
The board of directors has adopted Corporate Governance Guidelines to further its goal of providing effective governance of our business and affairs for the long-term benefit of our stockholders. A copy of the Corporate Governance Guidelines is available free of charge on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com under “Documents & Charters” in the “Corporate Governance” section of our website. The nominating, corporate governance and corporate responsibility committee is responsible for periodically reviewing the Corporate Governance Guidelines and recommending changes as appropriate to ensure the effective functioning of the board of directors and corporate governance.
Independence of Directors
Our board of directors conducts an annual review of the independence of our directors. Based on information provided by each director concerning their background, employment and affiliations, our board of directors determined that Angela Acharia, Joan Amble, Patrick Kerins, Janet Rollé, and Adam Rothstein, representing five of our seven directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of the Nasdaq Stock Market LLC, or Nasdaq and the applicable rules and regulations promulgated by the SEC. Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.
The listing rules of Nasdaq, generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating, corporate governance, and corporate responsibility committees be independent.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Board of Directors and Committee Self-Evaluations
Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process recommended by our nominating, corporate governance and corporate responsibility committee pursuant to the committee’s authority set forth in its charter, the board of directors conducts an annual self-evaluation in order to determine whether the board of directors and its committees are functioning effectively. We plan to conduct the first evaluation of our board of directors and its committees as a public company in the fourth quarter of 2022.
Board Leadership Structure
The nominating, corporate governance, and corporate responsibility committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. When the positions of chairperson and chief executive officer are held by the same person, our board of directors may designate a “lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.
The responsibilities of the lead independent director include:
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calling meetings of the independent directors;

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presiding over executive sessions of the independent directors;

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serving as principal liaison between the independent directors and the chairperson of the board of directors;

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disseminating information to the rest of the board of directors;

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communicating with stockholders under appropriate circumstances;

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providing leadership to the board of directors if circumstances arise in which the role of the chief executive officer and chairperson may be, or may be perceived to be, in conflict;

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reviewing and approving agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the board of directors; and

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performing other functions and responsibilities as requested by the board of directors from time to time.

Currently, our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors and adjust our board leadership structure from time to time. Mr. Peretti, our Chief Executive Officer is also the Chairman of our board of directors. Our board of directors determined that having our Chief Executive Officer also serve as the Chairman of our board of directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. Mr. Peretti founded and has led our company since its inception. Our board of directors believes that Mr. Peretti’s strategic vision for our business, his in-depth knowledge of our operations and the technology and media industry, and his experience serving on our board of directors and as Chief Executive Officer since our inception make him well qualified to serve as both Chairman of our board of directors and Chief Executive Officer.
Because Mr. Peretti serves in both these roles, our board of directors appointed Patrick Kerins to serve as our lead independent director. As lead independent director, Mr. Kerins presides over periodic meetings of our independent directors, serves as a liaison between the chairperson of our board of directors and the independent directors, and performs such additional duties as our board of directors may otherwise determine and delegate.
Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and sound corporate governance policies and practices.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our lead independent director, currently Mr. Kerins, will be the presiding director at these meetings.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee, and a nominating, corporate governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

Audit Committee	Compensation Committee	Nominating, Corporate Governance and Corporate Responsibility
Anjula Acharia		Member	Member
Joan Amble	Chairperson		Member
Greg Coleman			
Patrick Kerins	Member	Chairperson	
Jonah Peretti ★ (Chairman of the Board)			
Janet Rollé		Member	Chairperson
Adam Rothstein	Member		

Chairperson

Member

★ Chairman of the Board

A copy of the charters for each committee are available, without charge, upon request in writing to BuzzFeed, Inc., 111 East 18th Street, New York, New York 10003, Attn: Chief Legal Officer and Corporate Secretary, or in the “Investors” section of our website, which is located at https://investors.buzzfeed.com, by clicking on “Documents & Charters” in the “Corporate Governance” section of our website. Members serve on these committees until their resignations or until otherwise determined by our board of directors.
Audit Committee
Our audit committee is composed of Ms. Amble, who is the chairperson of our audit committee, and Messrs. Kerins and Rothstein. Each member of our audit committee is independent under the current Nasdaq and SEC rules and regulations. Each member of our audit committee is financially literate as required by the current Nasdaq listing standards. Our board of directors has also determined that Ms. Amble is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors. We have adopted an audit committee charter which outlines the principal functions of the audit committee, which include:
•
selecting a firm to serve as our independent registered public accounting firm to audit our financial statements;

•
ensuring the independence of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
considering the adequacy of our internal control and internal audit function;

•
reviewing related-party transactions that are material or otherwise implicate disclosure requirements; and

•
approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee
Our compensation committee is composed of Mr. Kerins, who is the chairperson of our compensation committee, and Mss. Acharia and Rollé. Each member of our compensation committee is independent under the current Nasdaq and SEC rules and regulations. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. We have adopted a compensation committee charter which outlines the principal functions of the compensation committee, which include:
•
reviewing and approving, or recommending that the board of directors approve, the compensation of our chief executive officer and our other executive officers;

•
reviewing succession plans for our chief executive officer;

•
reviewing and recommending to the board of directors the compensation of our directors;

•
administering our stock and equity incentive plans; and

•
establishing our overall compensation philosophy.

Nominating, Corporate Governance, and Corporate Responsibility Committee
Our nominating, corporate governance, and corporate responsibility committee is composed of Ms. Rollé, who is the chairperson of the nominating, corporate governance, and corporate responsibility committee, and Mss. Acharia and Amble. Each member of our nominating, corporate governance, and corporate responsibility committee is independent under the current Nasdaq and SEC rules and regulations. We have adopted a nominating, corporate governance, and corporate responsibility committee charter which outlines the principal functions of the nominating, corporate governance, and corporate responsibility committee, which include:
•
identifying and recommending candidates for membership on the board of directors;

•
recommending directors to serve on board committees;

•
reviewing and recommending to our board of directors any changes to our corporate governance principles;

•
reviewing proposed waivers of the code of conduct for directors and executive officers;

•
overseeing the process of annually evaluating the performance of our board of directors; and

•
advising our board of directors on corporate governance matters.

Our Board of Directors’ Role in Risk Oversight
Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes. Our management reporting processes are designed to provide our board of directors and our personnel responsible for risk assessment with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, compensation-related risk, and tax), human capital, legal, regulatory, cybersecurity and data privacy, and reputational risks. Our board of directors reviews strategic and operational risk in the context of discussions, question-and-answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions.
Each committee of the board of directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. The audit committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies and guidelines, as well as cybersecurity and data privacy risks. The compensation committee reviews risks and exposures associated with compensation programs and arrangements, including incentive plans. The nominating, corporate governance, and corporate responsibility committee, together with the audit committee, reviews our major legal compliance risk exposures and monitors the processes put in place by management to mitigate these exposures, including our legal risk assessment and legal risk management policies and guidelines.
Oversight of Corporate Strategy
Our board of directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.
Compensation Committee Interlocks and Insider Participation
The members of our compensation committee during the fiscal year ended December 31, 2021 included Mr. Kerins and Mss. Acharia and Rollé. No member of our compensation committee in fiscal 2021 was at any time during fiscal 2021 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under the Exchange Act or Regulation S-K. During fiscal 2021, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.
Policy Prohibiting Anti-Hedging and Pledging
We have adopted a Securities Trading Policy that applies to all of our employees, consultants, contractors, freelancers, directors, and officers, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging. Our Securities Trading Policy also prohibits all employees, including directors and executive officers, from holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our Chief Legal Officer when a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the ability to repay the loan without selling such securities.
Board and Committee Meetings and Attendance
In December 2021, we completed the business combination. Our current board of directors was appointed and committees of the board of directors were established following the business combination in December 2021. Given the timing of the closing of the business combination, our board of directors met one time and acted by unanimous written consent one time, the audit committee met three times and acted by unanimous written consent one time, the compensation committee did not meet or act by unanimous written consent, and the nominating, corporate governance, and corporate responsibility committee did not meet or act by unanimous written consent. During fiscal 2021, each member of our board of directors attended 100% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. This is our first annual meeting of stockholders as a public company.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or lead independent director) may do so by letters addressed to the attention of our Corporate Secretary.
This process assists the board of directors in reviewing and responding to stockholder communications. The board of directors has instructed the Corporate Secretary to review correspondence directed to the board of directors and, at their discretion, to forward items that she deems to be appropriate for the board of directors’ consideration. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
BuzzFeed, Inc.
c/o Chief Legal Officer and Corporate Secretary
111 East 18th Street
New York, New York 10003
Code of Conduct
We have adopted a Code of Conduct that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Conduct. Our Code of Conduct is posted on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com under “Documents & Charters” in the “Corporate Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.
Corporate Social Responsibility
At BuzzFeed, we are committed to a structure that promotes effective policy and decision making at both the board of directors and management level. Currently, the board of directors and its committees review and discuss with management matters related to human capital, including diversity, equity and inclusion, talent development, workplace culture and compensation and benefits.
Our Employees
We consider the management of our global talent to be essential to the ongoing success of our business. We are focused on supporting our employees across the full employee lifecycle from recruitment to onboarding through ongoing development, and have implemented programs designed to support both career satisfaction and overall wellness.
As a result of the COVID-19 pandemic, we have leaned into programs and policies that support flexibility as our employees navigate their personal needs. In February 2022, we announced that we would extend the option to work from home indefinitely when and where possible. We also offer access to a range of wellness services addressing mental health, family support, child care, and other areas.
Our Culture
At BuzzFeed, we value openness and collaboration, experimentation and growth, and diversity and equality. This is demonstrated through our content, as well as in the way we work together within the company. BuzzFeed aspires to provide outstanding people experiences, through its workplace practices, benefits, employee programs, communication, and diversity.
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We believe in having a direct relationship between employees and management where ideas are shared and both work together toward a common purpose.

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We believe in the principle of equal pay for equal work and having compensation programs that provide for such equality.

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We believe in treating each other respectfully and employing principles of fairness when concerns/problems arise.

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We are committed to demonstrating diversity of thought, background and experience across all functions and levels.

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We believe in supporting the wellness of our employees and their dependents, in championing progressive changes where needed and adjusting our policies to address the changing needs of employees.

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We believe that people should be able to bring their whole self to work and strive to create a workplace that is supportive and inclusive.

Diversity, Inclusion and Belonging
At BuzzFeed, we value Diversity, Inclusion & Belonging (DI&B) and strive to weave this value into everything we do. We attract a diverse group of people that reflects the world we are trying to reach through our content and we welcome the unique skills, experiences and backgrounds they bring to the table every day. Since 2014, we have been committed to holding ourselves accountable to this work by publishing our diversity and demographics report annually. As of January 9, 2022, Black, Indigenous and People of Color (BIPOC) employees constituted 38.7% of our U.S.-based employee population. In addition, 58.8% of our global population identifies as female.
We continually refine our approach to hiring, training, career development, and education to support our mission of Diversity Inclusion & Belonging. Our recruiting team continues to be intentional about our diversity strategy to ensure that BIPOC talent and candidates from other underrepresented groups are actively recruited, and that the company hires and retains talent with diverse perspectives and backgrounds. In the recruitment and hiring process, we also emphasize educating all team members involved about internal and unconscious biases and how to overcome them, and ensuring that all BuzzFeed job descriptions and interview processes are inclusive and accessible. BuzzFeed is committed to increasing the representation of BIPOC employees within senior leadership; we’ve by redoubled our efforts to both advance and retain current BIPOC employees, and recruit and attract more BIPOC candidates for senior roles.
We are committed to ensuring our culture allows employees to bring their authentic selves to work every day. We want all employees to feel safe and supported, without threat of microaggressions or bias.
This year, we developed and launched key educational opportunities including Unconscious Bias, Gender 101 and Disability/Ableism 101 trainings, a myriad of Heritage Month educational events and a host of learning opportunities and social events sponsored by BuzzFeed employee resource groups and the DI&B Council.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating, corporate governance, and corporate responsibility committee in accordance with the committee’s charter, our second amended and restated certificate of incorporation and restated bylaws, and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating, corporate governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information — Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications; Diversity
With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating, corporate governance, and corporate responsibility committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise, and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of board members that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the board of directors does not establish specific goals with respect to diversity, the board’s overall diversity is a significant consideration in the director nomination process.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and the Nasdaq listing requirements and the provisions of our second amended and restated certificate of incorporation, restated bylaws and charters of the committees of our board of directors. In addition, neither our board of directors nor our nominating, corporate governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, corporate governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating, corporate governance, and corporate responsibility committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

See below for the diversity matrix of our board of directors as of December 31, 2021:
Total Number of Directors: 7 directors
	Female	Male	Non-Binary	Did Not Disclosure Gender
Gender Identity
Directors	3	4	—	—
Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2023 and 2024, respectively. At the recommendation of our nominating, corporate governance, and corporate responsibility committee, our board of directors proposes that each of the two Class I nominees named below, each of whom is currently serving as a director in Class I, be elected as a Class I director for a three-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations, and length of service on our board of directors as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name of Director/Nominee	Age	Position	Director Since
Angela Acharia(1)(2)(3)	50	Director	December 2021
Jonah Peretti(4)	48	Chairman	December 2021

(1)
Member of the compensation committee

(2)
Member of the nominating, corporate governance, and corporate responsibility committee

(3)
Ms. Acharia was initially appointed to the board of directors pursuant to the terms of the Voting Agreement between BuzzFeed, the 200 Park Avenue Partners, LLC, or the Sponsor, and Mr. Peretti (as further described below in “Certain Relationships and Related Party Transactions”)

(4)
Prior to the business combination, Mr. Peretti was a director of Legacy BuzzFeed since 2006

Angela (Anjula) Acharia has been a member of our board of directors since December 2021. Ms. Acharia is the founder and Chief Executive Officer of A-Series Investments and Management, a management and investment vehicle, and serves as a talent strategist and strategic investor and advisor to numerous consumer technology and CPG companies. The company also manages actress Priyanka Chopra. In 2006, Ms. Acharia co-founded Desi Hits!, a multi-platform media company that produces and distributes fusion entertainment content aimed at the South Asian diaspora, where she pioneered the merging of global cultures by introducing top-tier American musical artists to India. Prior to that, Ms. Acharia was a Senior Partner at Forsyth Group, a London-based boutique executive search firm, and a Director at TMP Worldwide, a global talent acquisition technology company. Ms. Acharia holds a BA from Middlesex University. We believe that Ms. Acharia is qualified to serve as a member of our board of directors due to her extensive investment experience and advisory experience relating to consumer technology companies and the entertainment industry.
Jonah Peretti has served as BuzzFeed’s Chief Executive Officer and a member of our board of directors since December 2021 and was previously Chief Executive Officer and a member of the board of directors of Legacy BuzzFeed since 2006. Prior to founding BuzzFeed, Mr. Peretti cofounded TheHuffingtonPost.com Inc., a digital publisher of news, lifestyle and popular culture content, and served in various management roles there from the company’s founding until its sale to AOL Inc. Mr. Peretti holds a B.S. in Environmental Science from

University of California, Santa Cruz and a M.S. from the Massachusetts Institute of Technology Media Lab. We believe Mr. Peretti is qualified to serve as a member of our board of directors because of the historical knowledge, operational expertise and continuity he brings to the company, as well as his industry experience.
Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this proxy statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Name of Director	Age	Position	Director Since
Class II Directors:
Joan Amble(3)(4)(7)	68	Director	December 2021
Janet Rollé(2)(6)(8)	60	Director	December 2021
Adam Rothstein(1)	50	Director	December 2021
Class III Directors:
Greg Coleman	67	Director	December 2021
Patrick Kerins*(1)(5)(9)	66	Director	December 2021

*
Lead independent director

(1)
Member of the audit committee

(2)
Member of compensation committee

(3)
Member of the nominating, corporate governance, and corporate responsibility committee

(4)
Chairperson of the audit committee

(5)
Chairperson of the compensation committee

(6)
Chairperson of the nominating, corporate governance, and corporate responsibility committee

(7)
Prior to the business combination, Ms. Amble was a director of Legacy BuzzFeed since August 2021

(8)
Prior to the business combination, Ms. Rollé was a director of Legacy BuzzFeed since October 2020

(9)
Prior to the business combination, Mr. Kerins was a director of Legacy BuzzFeed since December 2011

Joan Amble has served as a member of our board of directors since December 2021 and previously served as a member of the board of directors of Legacy BuzzFeed since August 2021. She currently serves on the boards of directors of Zurich Insurance Group, since 2015, Booz Allen Hamilton, since 2012. She served on the board of directors of XM Radio from 2006 and then the board merged with Sirius XM Holdings Inc. where she served until June 2021. She is the president of JCA Consulting, LLC and has served as an independent advisor to the Control and Risk Committee of the Executive Committee of the U.S. affiliate of Société Générale S.A. since October 2016. In addition, Ms. Amble was a member of the Standing Advisory Group for the Public Company Accounting Oversight Board (PCAOB) from 2015 through 2020, and she was a member of the Financial Accounting Standards Advisory Council (FASAC) from 2007 through 2011. Previously, Ms. Amble was the executive vice president, finance for the American Express Company from May to December 2011, and served as its executive vice president, chief accounting officer and corporate comptroller from December 2003 until May 2011. Prior to joining American Express Company, Ms. Amble served as chief operating officer and chief financial officer of GE Capital Markets, a service business within GE Capital Services, Inc., overseeing securitizations, debt placement, and syndication, as well as structured equity transactions. From 1994 to March 2003, Ms. Amble served as vice president, chief accounting officer and controller for GE Capital Markets and GE Financial Services, Inc. Ms. Amble also served as a director at Broadcom Corp. from 2009 to 2011 and Brown-Forman Corporation from 2011 to June 2016. She holds a B.S. degree in Accounting from The Pennsylvania State University. We believe that Ms. Amble is qualified to serve as a member of the board of directors based on her extensive leadership service and accounting background.
Janet Rollé has served as a member of our board of directors since December 2021 and previously served as a member of the board of directors of Legacy BuzzFeed since October 2020. Ms. Rollé serves or has served on the board of directors for public, private and non-profit companies. Since January 2022, Ms. Rollé has served as the Chief Executive Officer & Executive Director of American Ballet Theatre, or ABT. Prior to her appointment at ABT, Ms. Rollé served for over 5 years as the General Manager at Parkwood Entertainment LLC, an American management and entertainment company. Ms. Rollé has served previously as the Executive Vice President and Chief Marketing officer for Cable News Network at Warner Media, LLC, a multinational news-based pay television channel, from April 2011 to May 2013, as well as Executive Vice President and Chief Marketing Officer for BET Networks Inc., an entertainment network, from April 2007 to April 2011. Prior to that, Ms. Rollé was Vice President and General Manager of AOL Inc., an American web portal and online service provider, and Vice President of Programming Enterprises & Business Development at MTV Networks Inc., an entertainment and media channel. Ms. Rollé holds an MBA from Columbia University and a BFA from Purchase College SUNY. We believe that Ms. Rollé is qualified to serve as a member of the board of directors due to her industry expertise from prior experience as an executive and director for numerous public and private communication and entertainment companies.
Adam Rothstein has served as a member of our board of directors since December  2021. Mr. Rothstein previously served as Executive Chairman of 890 5th Avenue Partners, Inc. (NASDAQ: ENFA) from September 2020 until the consummation of the business combination in December 2021. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early-stage investment fund, and Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, which he co-founded in 2013 and 2014 respectively. Since 2014, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle. Mr. Rothstein was also a sponsor and director of Roth CH Acquisition I Co. (NASDAQ: ROCH), from May 2020 until March 2021. Roth CH Acquisition I was a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on NASDAQ as PureCycle Technologies, Inc. (NASDAQ: PCT). Mr. Rothstein was also a sponsor and director of Roth CH Acquisition II Co. (NASDAQ: ROCC), from December 2020 until July 2021. Roth CH Acquisition II was a special purpose acquisition company that merged with Reservoir Holdings, Inc. and is now publicly listed on NASDAQ as Reservoir Media, Inc. (NASDAQ: RSVR). In July of 2021 Mr. Rothstein was named a director of Reservoir Media, Inc. (NASDAQ: RSVR). Mr. Rothstein was also a sponsor and director of Roth CH Acquisition III Co. (NASDAQ: ROCR) from March 2021 until February 2022. Roth CH Acquisition III Co. is now publicly listed on NASDAQ as QualTek Services Inc (NASDAQ: QTEK). Mr. Rothstein is also a director of Roth CH Acquisition IV Co. since August 2021 and a director of Roth CH Acquisition V since November 2021. Both Roth CH Acquisition IV Co. and Roth CH Acquisition V Co are special purpose acquisition companies. Previously, from July 2019 until January 2021, Mr. Rothstein was a director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc. and which now trades as TPCO Holding Corp. (NEO: GRAM.U) (OTCQX: GRAMF). Mr. Rothstein has over 20 years of investment experience, and currently sits on the boards of directors of several early- and mid-stage technology and media companies both in the US and in Israel. Additionally, Mr. Rothstein is on the Advisory Board for the Leeds School of Business at the University of Colorado, Boulder. Mr. Rothstein graduated summa cum laude with a Bachelor of Science in Economics from the Wharton School of Business at the University of Pennsylvania and has a Master of Philosophy (MPhil) in Finance from the University of Cambridge. We believe that Mr. Rothstein is qualified to serve as a member of the board of directors due to his extensive investment experience and experience as a director for numerous technology and media companies.
Greg Coleman has served as a member of our board of directors since December 2021. He is currently an Entrepreneur in Residence at Lerer Hippeau Ventures and sits on numerous boards at the intersection of technology, media and advertising, including BuzzFeed Japan, TuneIn, Inc., LoopMe Ltd., Tubular Labs, Inc., and Botify SAS. He formerly served on the boards of Meredith Corp., Skimlinks, Inc. and Eyeview, Inc. Most recently, Mr. Coleman was the President of BuzzFeed and advertising technology company Criteo SA. He has previously held roles as President and Chief Revenue Officer at TheHuffingtonPost.com, Inc. and the Executive Vice President of Global Sales at Yahoo! Inc. Mr. Coleman also served as President of Platform-A at AOL Inc. from February to April of 2009 and was formerly Senior Vice President of Reader’s Digest Association, Inc. and president of U.S. Magazine Publishing. Previously, he served as Vice President and National Sales Manager at CBS, Inc. Mr. Coleman holds a B.S. degree in Business Administration from Georgetown University and attended the M.B.A. program at New York University. He currently is an adjunct professor at New York University’s Stern School of Business where he teaches a class on digital marketing and innovation. We believe that Mr. Coleman is qualified to serve as a member of the board of directors based on his extensive leadership and advisory experience relating to technology, media and advertising.
Patrick Kerins has served as a member of our board of directors since December 2021 and previously served as a member of the board of directors of Legacy BuzzFeed since December 2011. Mr. Kerins serves on the board of directors for several private companies. Mr. Kerins is currently a Special Partner at New Enterprise Associates Inc., an American-based venture capital firm. Prior to that Mr. Kerins served as a General Partner at Grotech Capital Group Inc., a venture capital and private equity company, from 1996 to 2006. Mr. Kerins also served as an investment banker for Alex Brown & Sons Inc., an investment banking firm, from 1987 to 1996. Prior to that, Mr. Kerins served as a consultant for McKinsey & Co. Inc., a management consulting firm, from 1985 to 1987. Mr. Kerins served as a Lieutenant in the US Navy from 1977 to 1983. Mr. Kerins holds an MBA from Harvard Business School and a B.S. from Villanova University. We believe that Mr. Kerins is qualified to serve as a member of the board of directors based on his extensive leadership experience and financial knowledge.
There are no family relationships among our directors and executive officers.
Non-Employee Director Equity Compensation
Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our board of directors.
The compensation program adopted by our board of directors provides for the following:
Equity and Cash Compensation
Annual Retainers.   The program provides an annual retainer of $50,000 to each of our non-employee directors. The chair of our audit committee, compensation committee and nominating, corporate governance, and corporate responsibility committee receives annual retainers of $35,000, $25,000 and $25,000, respectively. Each non-chairperson member of our audit committee, compensation committee and nominating, corporate governance, and corporate responsibility committee receives an annual retainer of $20,000, $15,000 and $10,000, respectively. Non-employee directors may elect to receive these annual retainers in cash or in equity. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.
Initial Restricted Stock Unit (“RSU”) Grant.   Each non-employee director appointed to our board of directors who is not a committee chairperson is granted a RSU award on the date of his or her appointment to our board of directors having an aggregate value of $225,000 based on the closing price of our Class A common stock on the date of grant. The chair of our audit committee, compensation committee and nominating, corporate governance, and corporate responsibility committee is granted a RSU award on the date of his or her appointment to our board of directors having an aggregate value of $250,000, $225,000 and $225,000, respectively, based on the closing price of our Class A common stock on the date of grant. The award will vest in four equal quarterly installments over a one-year period.
Annual RSU Grant.   On each annual meeting of stockholders, each non-employee director who is serving on our board of directors on, and will continue to serve on our board of directors immediately following, the date of such annual meeting, and who is not a committee chairperson, will automatically be granted a RSU award having an aggregate value of $125,000 based on the closing price of our Class A common stock on the date of grant. The chair of our audit committee, compensation committee and nominating, corporate governance, and corporate responsibility committee will be granted a RSU award having an aggregate value of $175,000, $125,000 and $125,000, respectively, based on the closing price of our Class A common stock on the date of grant. Each award will vest in four equal quarterly installments over a one-year period.
Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their reasonable travel expenses incurred in attending board and committee meetings.
Non-Employee Director Compensation
The following table provides information for the fiscal year ended December 31, 2021 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of fiscal 2021, other than Mr. Peretti, the Chairman of our board of directors and our Chief Executive Officer, and Eric Hippeau and William Porteous, prior members of BuzzFeed’s board of directors. Mr. Peretti is not included in the table below, as he is an employee and receives no compensation for his service as director. Each of Messrs. Hippeau and Porteous resigned from BuzzFeed’s board of directors effective as of the consummation of the business combination. Neither of Messrs. Hippeau and Porteous received compensation in connection with their respective service as director during fiscal 2021. The compensation received by Mr. Peretti, our only employee director, is shown in the “Executive Compensation — Summary Compensation Table” below.
Name	Fees Earned or Paid in Cash	Option Awards(1)	Stock Awards(1)(2)	Total
Angela Acharia	$—	$—	$—	$—
Joan Amble	$—	$—	$510,073	$510,073
Greg Coleman	$—	$—	$—	$—
Patrick Kerins	$—	$—	$—	$—
Janet Rollé	$—	$—	$976,752	$976,752
Adam Rothstein	$—	$—	$—	$—

(1)
The following table sets forth information regarding the aggregate number of shares of our Class A common stock underlying outstanding stock options and restricted stock unit awards held by our non-employee directors as of December 31, 2021 and the aggregate number of unvested shares of our Class A common stock underlying outstanding stock options and restricted stock unit awards held by our non-employee directors as of December 31, 2021:

Name	Number of Shares Underlying Stock Options Granted in the Year Ended December 31, 2021	Number of Shares Underlying Stock Options Held as of December 31, 2021	Number of Shares Underlying Unvested Stock Options Held as of December 31, 2021	Number of Shares Underlying RSUs Held as of December 31, 2021
Angela Acharia	—	—	—	—
Joan Amble	—	—	—	55,143
Greg Coleman	—	1,594,854	—	—
Scott English(3)	—	—	—	—
Eric Hippeau(3)	—	—	—	—
Patrick Kerins	—	—	—	—
Janet Rollé	—	—	—	107,100
Adam Rothstein	—	—	—	—

(2)
Amounts represent the aggregate grant date fair value of the RSUs awarded to our non-employee directors during 2021 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in note 13 of the notes to BuzzFeed’s financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors from the RSUs.

(3)
These directors resigned from the Legacy BuzzFeed board of directors immediately prior tothe closing of the business combination.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE CLASS I DIRECTORS

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our audit committee has selected Deloitte & Touche LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2022 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that Deloitte & Touche LLP is not ratified by our stockholders, the audit committee will review its future selection of Deloitte & Touche LLP as our independent registered public accounting firm.
Deloitte & Touche LLP audited our financial statements for the fiscal year ended December 31, 2021. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Change in Accountants
Dismissal of Marcum LLP as the Independent Registered Public Accounting Firm
On December 8, 2021, the audit committee of the board of directors approved the dismissal of Marcum LLP, or Marcum, 890 5th Avenue Partner’s, or 890’s, independent registered public accounting firm prior to the business combination.
The reports of Marcum on 890’s balance sheet as of December 31, 2020 and the statements of operations, changes in stockholder’s equity and cash flows for the period from September 9, 2020 (date of inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.
During the period from September 9, 2020 (date of inception) through December 31, 2020, and through December 8, 2021, there were no disagreements between 890 and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on 890’s financial statements for such period.
During the period from September 9, 2020 (date of inception) through December 31, 2020, and through December 8, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the accounting for certain complex features of the Class A common stock and warrants issued by 890. This material weakness resulted in the restatement of 890’s interim financial statements for the quarters ended March 31, 2021 and June 30, 2021.
BuzzFeed provided Marcum with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested Marcum furnish BuzzFeed with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Marcum agrees with the statements related to them made by the company in the “Super” Form 8-K. A copy of Marcum’s letter is attached as Exhibit 16.1 to the “Super” Form 8-K filed on December 9, 2021.
Newly Engaged Independent Registered Public Accounting Firm
On December 8, 2021, the audit committee of the board of directors approved the engagement of Deloitte & Touche LLP as BuzzFeed’s new independent registered public accounting firm to audit BuzzFeed’s consolidated financial statements for the year ending December 31, 2021. Deloitte & Touche LLP previously served as the independent registered public accounting firm of BuzzFeed, Inc. prior to the business combination.
During the period from September 9, 2020 (date of inception) to the date the audit committee of the board of directors approved the engagement of Deloitte & Touche LLP as BuzzFeed’s independent registered public accounting firm, 890 did not consult with Deloitte & Touche LLP on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on 890’s consolidated financial statements, and no written report or oral advice was provided to 890 by Deloitte & Touche LLP that was an important factor considered by 890 in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Deloitte & Touche LLP will periodically rotate the individuals who are responsible for our audit.
During the fiscal years ended December 31, 2020 and 2021, fees for services provided by Deloitte & Touche LLP were as follows:
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 21, 2021
Service Type
Audit fees(1)	$1,212,000	$4,320,418
Audit-related fees(2)	—	—
Tax fees(3)	—	28,320
Other fees(4)	—	4,126
Total fees	$1,212,000	$4,352,864

(1)
“Audit fees” include professional services rendered in connection with the audit of our consolidated financial statements, the review of our interim condensed consolidated financial statements and for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. The increase in audit fees in 2021 as compared to 2020 primarily relates to professional services rendered in connection with various registration statements as filed with the SEC.

(2)
“Audit-related fees” include professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.” There were no such fees incurred in 2021 and 2020.

(3)
“Tax fees” include professional services rendered in connection with tax compliance, tax advice and tax planning and consist of preparation of original and amended Good and Services Tax refund claims and other indirect tax compliance services in India. There were no such fees incurred in 2020.

(4)
“Other fees” include all other fees that are not included in the above categories and consists of licenses obtained for an online accounting research tool. There were no such fees incurred in 2020.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided to us by the independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
All of the services relating to the fees described in the table above were approved by our audit committee.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee of the Board of Directors of BuzzFeed, Inc. has reviewed and discussed the Company’s audited financial statements with management and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable rules and standards promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as filed with the SEC on March 30, 2022 for the year ended December 31, 2021.
Submitted by:
Audit Committee of the Board of Directors
Joan Amble
Patrick Kerins
Adam Rothstein
*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

EXECUTIVE OFFICERS
The names of our executive officers, their ages as of the date of this proxy statement and their positions are shown below.
Name	Age	Position
Executive Officers:
Jonah Peretti	48	Founder, Chief Executive Officer, and Director
Felicia DellaFortuna	38	Chief Financial Officer
Christian Baesler	32	Chief Operating Officer
Rhonda Powell	54	Chief Legal Officer and Corporate Secretary
Phuong Dao Nguyen	48	Publisher
Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
For information regarding Mr. Peretti, please refer to “Proposal No. 1 — Election of Directors.”
Felicia DellaFortuna has served as our Chief Financial Officer since December 2021 and was previously Chief Financial Officer of Legacy BuzzFeed since February 2020. Ms. DellaFortuna previously served as Senior Vice President of Finance of Legacy BuzzFeed from May 2019 to February 2020, as the Vice President of Finance from June 2017 to May 2019, and started at Legacy BuzzFeed serving as the Senior Director of Finance from October 2015 to June 2017. Prior to joining Legacy BuzzFeed, Ms. DellaFortuna served as Senior Director of Finance at Viant Technology Inc., an advertising software company, from 2013 to 2015. Ms. DellaFortuna also served as the Director of Financial Planning and Analysis at XIX Entertainment Limited, an entertainment content and intellectual rights organization, from 2011 to 2013. Ms. DellaFortuna started her career at Ernst & Young LLP, an accounting firm, where she held several roles in its Assurance and Transaction Advisory Services divisions, including Manager of Transaction Advisory Services, from August 2005 to May 2011. Ms. DellaFortuna holds a B.S. in Accounting from Lehigh University’s College of Business and Economics.
Christian Baesler has served as our Chief Operating Officer since January 2022. Mr. Baesler has also served as Chief Executive Officer of Complex Networks, a wholly-owned subsidiary of BuzzFeed, Inc., since December 2021 and was previously President of Complex Networks from 2018 to December 2021. Mr. Baesler previously held roles as Group Managing Director, President, Vice President, Director and Trainee at Bauer Media Group from 2008 to 2018. Mr. Baesler holds a B.S. in Business Informatics from Nordakademie.
Rhonda Powell has served as our Chief Legal Officer and Corporate Secretary since December 2021 and previously served as Chief Legal Officer and Corporate Secretary of Legacy BuzzFeed since September 2018. Prior to joining Legacy BuzzFeed, Ms. Powell served as Senior Vice President of Business & Legal Affairs and Chief Legal Officer at Complex Networks from 2017 to 2018. Between 2004 and 2017, Ms. Powell held several roles at Scripps Networks Interactive, Inc. (now part of Discovery Communications), including Vice President, Business and Legal Affairs. Prior to joining Scripps Networks, Ms. Powell served as Senior Counsel to Reuters America Inc., a subsidiary of the multinational media conglomerate now known as Thomson Reuters Corporation, from 2000 to 2004. Ms. Powell began her career as an Associate, first at Leboeuf, Lamb, Greene & MacRae from 1993 to 1996, and then at Proskauer Rose LLP, an international law firm, from 1996 to 2000. Ms. Powell holds an A.B. in Sociology from Harvard University and a J.D. from University of Michigan Law School.
Phuong Dao Nguyen has served as our Publisher since December 2021 and previously served as Publisher of Legacy BuzzFeed since 2014. Prior to joining Legacy BuzzFeed Ms. Nguyen worked at Le Monde Interactif SA, or Le Monde, the digital subsidiary of the Le Monde newspaper in France, from 2001 to 2008. Ms. Nguyen served as the subsidiary’s Chief Executive Officer during her last 2.5 years at Le Monde. She has held technical and product positions at several other digital companies including a Dow Jones venture from 2009 to 2012, Concrete Media Inc., an internet consulting company, from 1998 to 2001, and Accenture plc, formerly Andersen Consulting, from 1994 to 1998. Ms. Nguyen holds a B.A. in Applied Math/Computer Science from Harvard University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2021, by:
•
each of our named executive officers;

•
each of our directors or director nominees;

•
all of our directors and executive officers as a group; and

•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 116,295,679 shares of Class A common stock and 12,121,461 shares of Class B common stock outstanding as of December 31, 2021. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of December 31, 2021 or RSUs that may vest and settle within 60 days of December 31, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o BuzzFeed, Inc., 111 East 18th Street, New York, New York 10003.
Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		% of Combined Voting Power
	Number of Shares	% of Shares	Number of Shares	% of Shares
5% or Greater Stockholders:
NBCUniversal Media, LLC(1)	30,880,000	26.46%	—	—	4.22%
New Enterprise Associates 13, L.P.(2)	15,333,892	13.14%	—	—	2.10%
Entities affiliated with Hearst(3)	12,409,578	10.63%	—	—	1.70%
Jonah Peretti(4)	—	—	12,019,830	97.77%	82.17%
Entities affiliated with RRE(5)	10,350,407	8.87%	—	—	1.42%
Entities affiliated with Redwood Capital(6)	9,903,750	7.82%	—	—	1.34%
General Atlantic BF, L.P.(7)	7,862,502	6.74%	—	—	1.08%
200 Park Avenue Partners, LLC(8)	7,205,040	6.17%	12,019,830	97.77%	83.16%
John S. Johnson, III(9)	—	—	5,582,414	45.41%	38.16%
Executive Officers and Directors:
Jonah Peretti(4)	—	—	12,019,830	97.77%	82.17%
Felicia DellaFortuna(10)	251,175	*	—	—	*
Rhonda Powell(11)	67,574	*	—	—	*
Angela Acharia(12)	20,983	*	—	—	*
Joan Amble(13)	31,481	*	—	—	*
Gregory Coleman(14)	2,255,313	1.91%	—	—	*
Patrick Kerins(15)	15,360,570	13.16%	—	—	2.10%
Janet Rollé(16)	61,145	*	—	—	*
Adam Rothstein(17)	25,179	*	—	—	*
All current directors and executive officers as a group (11 persons)	18,431,439	15.49%	12,019,830	97.77%	84.43%

*
Less than one percent

(1)
As reported in a statement on Schedule 13D filed with the SEC on December 13, 2021, by Comcast. All of the shares of BuzzFeed’s Class A common stock reported in the table are directly beneficially owned by NBCUniversal Media, LLC. NBCUniversal Media, LLC is a wholly owned subsidiary of NBCUniversal, LLC, which, in turn, is wholly owned by Comcast. As such, NBCUniversal, LLC and Comcast may each be deemed to have shared voting and investment discretion over securities directly owned by NBCUniversal Media, LLC. The principal business office of Comcast is One Comcast Center, Philadelphia, PA 19103. The principal business offices of NBCUniversal Media, LLC and NBCUniversal, LLC are located at 30 Rockefeller Plaza, New York, NY 10112.

(2)
As reported in a statement on Schedule 13D filed with the SEC on January 13, 2022, by New Enterprise Associates 13 LP, or NEA 13. The securities reported in the table consist of 15,333,892 shares of BuzzFeed’s Class A common stock of which NEA 13 is the record owner. NEA Partners 13, L.P. is the sole general partner of NEA 13. NEA 13 GP, LTD is the sole general partner of NEA Partners 13, L.P. Each of such entities may be deemed to share voting and dispositive power over the shares directly held by NEA 13. Forest Baskett, Patrick J. Kerins, who is a member of our Board, and Scott D. Sandell are the directors of NEA 13 GP, LTD, and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The principal business address of NEA 13, NEA Partners 13, L.P., NEA 13 GP, LTD, and Scott D. Sandell is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The principal business address of Forest Baskett 2855 Sand Hill Road, Menlo Park, CA 94025. The principal business address of Patrick J. Kerins is 5425 Wisconsin Avenue, Suite 800, Chevy Chase, MD 20815.

(3)
As reported in a statement on Schedule 13G filed with the SEC on December 7, 2021, by Hearst Communications Inc. According to the statement: (i) HDS II Inc., or HDS II, is the direct beneficial owner of 5,000,000 shares of BuzzFeed’s Class A common stock and (ii) Hearst Communications, Inc., or HCI, is the direct beneficial owner of 7,409,578 shares of BuzzFeed’s Class A common stock. HCI is the controlling stockholder of HDS II; Hearst Holdings, Inc., or HHI, is the controlling stockholder of HCI; The Hearst Corporation, or THC, is the controlling stockholder of HHI; and The Hearst Family Trust is the controlling stockholder of THC. As such, each of the aforementioned parties may be deemed to have shared voting and dispositive power over the shares directly or indirectly owned by HDS II or HCI. Also, HCI may be deemed to have shared voting and dispositive power over the shares directly owned by HDS II. The principal business office of each of the aforementioned parties is 300 West 57th Street, New York, New York 10019.

(4)
The securities reported in this row consist of: (i) 6,437,416 shares of BuzzFeed’s Class B common stock directly held by Jonah Peretti, LLC, 1,200,000 of which shares are held in an escrow account administered by PNC Bank, National Association, as escrow agent, pursuant to the terms of the Amended and Restated Escrow Agreement (as defined below); and (ii) an aggregate 5,582,414 shares of Class B common stock over which Mr. Peretti holds an irrevocable proxy granted by John S. Johnson III and Johnson BF, LLC pursuant to the Holder Voting Agreement, as further described below in the section titled “Certain Relationships and Related Party Transactions.” Jonah Peretti is the managing member of Jonah Peretti, LLC and has voting and dispositive power over the shares held directly by Jonah Peretti, LLC.

(5)
As reported in a statement on Schedule 13G filed with the SEC on February 28, 2022, by RRE Ventures IV, L.P., or RRE IV. The securities reported in the table consist of: (i) 9,537,830 shares of BuzzFeed’s Class A common stock directly held by RRE IV and (ii) 812,577 shares of Class A common stock directly held by RRE Leaders Fund, L.P., or RRE Leaders. RRE Ventures GP IV, LLC is the general partner of RRE IV and, as such, shares voting and dispositive power over shares directly held by RRE IV. RRE Leaders GP, LLC is the general partner of RRE Leaders and, as such, shares voting and dispositive power over shares directly held by RRE Leaders. James D. Robinson IV, Stuart J. Ellman, and William D. Porteous are the managing members and officers of RRE Ventures GP IV, LLC and RRE Leaders GP, LLC and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The address of each of the aforementioned parties is: 130 East 59th Street, 17th Floor, New York, NY 10022.

(6)
As reported in a statement on Schedule 13G filed with the SEC on February 14, 2022, by Redwood Capital Management, LLC, or RCM LLC, and pursuant to BuzzFeed’s records. According to the statement, RCM LLC has sole voting and dispositive power over none of the shares of BuzzFeed’s Class A common stock reported in this row, and it has shared voting and dispositive power over 9,903,750 of the shares reported in this row. According to the statement, all securities reported in this row are under the investment management of RCM LLC for its clients. Pursuant to BuzzFeed’s records, the shares of Class A common stock reported in this row represent shares capable of being acquired within 60 days of March 31, 2022, pursuant to the terms of the company’s Convertible Note Financing, as follows: (i) 6,802,312 shares of Class A common stock issuable upon conversion of $65,250,000 principal amount of convertible notes for which Redwood Master Fund Ltd. is the noteholder, (ii) 2,919,000 shares of Class A common stock issuable upon conversion of $28,000,000 principal amount of convertible notes for which Redwood Opportunity Fund, Ltd. is the noteholder; and (iii) 182,438 shares of Class A common stock issuable upon conversion of $1,750,000 principal amount of convertible notes for which Corbin Opportunity Fund, L.P. is the noteholder. The percentage ownership reported in this row is calculated as a percentage of the total Class A common stock which would be outstanding following a conversion of all convertible notes issued in the Convertible Note Financing, which is described in more detail in the section below titled “Certain Relationships and Related Party Transactions.” The conversion rate is 80 shares of Class A common stock per $1,000 principal amount of the convertible notes which is equivalent to a conversion price of approximately $12.50 per share. The sole member of RCM LLC is Redwood Capital Management Holdings, LP. The general partner of Redwood Capital Management Holdings, LP is Double Twins K, LLC. The managing member of Double Twins K, LLC is Ruben Kliksberg, who may be deemed to have voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The address of each of the aforementioned parties is: 250 West 55th Street, 26th Floor, New York, NY 10019.
(7)
As reported in a statement on Schedule 13G filed with the SEC on December 10, 2021, by General Atlantic, L.P., or GA LP. According to the statement, General Atlantic BF, L.P., or GA BF, directly holds 7,862,502 shares of BuzzFeed’s Class A common stock. The general partner of GA BF is General Atlantic (SPV) GP, LLC, or GA SPV. GA LP is the sole member of GA SPV. GA LP also ultimately controls General Atlantic GenPar, L.P., which is the general partner of General Atlantic Partners 93, L.P. Further, GA LP is the managing member of GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC and GAP Coinvestments V, LLC, which in turn is the general partner of GAP Coinvestments CDA, L.P. The general partner of GAPCO GmbH & Co. KG, or GAPCO GmbH, is GAPCO Management GmbH, or GAPCO Management. GA LP is controlled by the nine-member Management Committee, or the Management Committee, of GASC MGP, LLC. According to the statement, by virtue of the foregoing, each of the aforementioned parties may be deemed to share voting power and the power to direct the disposition of the securities directly owned by GA BF. Each of the members of the Management Committee disclaims ownership of the securities reported herein except to the extent of his or her pecuniary interest therein. The principal business address of GAPCO GmbH and GAPCO Management is c/o General Atlantic GmbH, Luitpoldblock, Amiraplatz 3, 80333 Munich, Germany. The principal business address of each of the other aforementioned parties is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055.

(8)
As reported in a statement on Schedule 13D filed with the SEC, as amended on December 13, 2021, by 200 Park Avenue Partners, LLC, or the Sponsor. The securities reported in the table consist of: (i) 6,952,540 shares of BuzzFeed’s Class A common stock, (ii) 252,500 shares underlying warrants exercisable for Class A common stock and (iii) 12,019,830 shares of Class B common stock beneficially held by Jonah Peretti. The Voting Agreement provides that Mr. Peretti and certain of his affiliates shall vote all shares of BuzzFeed common stock beneficially held by such parties in favor of the election to Buzzfeed’s board of directors of certain individuals designated by the Sponsor and, as a result, the Sponsor is deemed to share beneficial ownership of Mr. Peretti’s shares of BuzzFeed common stock. Scott Flanders is the manager of the Sponsor and may be deemed to have shared voting and investment discretion over securities directly owned by the Sponsor. The principal business address of the Sponsor and Scott Flanders is 14 Elm Place, Suite 206, Rye, NY 10580.

(9)
The securities reported in the table consist of: (i) 31,461 shares of BuzzFeed’s Class B common stock directly held by John S. Johnson III and (ii) 5,550,953 shares of Class B common stock held by Johnson BF, LLC. Mr. Johnson is the sole member of Johnson BF, LLC and exercises investment discretion over both the shares he owns directly and the shares held directly by Johnson BF, LLC. Pursuant to the Holder Voting Agreement, as described more specifically below in the section titled “Certain Relationships and Related Party Transactions,” Mr. Johnson and Johnson BF, LLC have each granted Jonah Peretti an irrevocable proxy to exercise sole voting authority over the aforementioned shares. The principal business address of Mr. Johnson and Johnson BF, LLC is c/o CRM Management, 205 Hudson Street, Suite 1002, New York, NY 10013.

(10)
The securities reported in this row consist of the following shares of BuzzFeed’s Class A common stock: (i) 122,400 shares underlying vested but unsettled performance-based restricted stock units which vested upon completion of the business combination on December 3, 2021, but for which settlement has been deferred pursuant to the grant agreement between Ms. DellaFortuna and BuzzFeed; (ii) 76,500 shares underlying vested, unexercised stock options; (iii) 19,126 shares underlying unvested stock options which are early exercisable within 60 days of March 31, 2022; (iv) 30,600 shares underlying time-based restricted stock units which are capable of vesting within 60 days of March 31, 2022; and (v) 2,549 shares underlying stock options which are capable of vesting and becoming exercisable within 60 days of March 31, 2022.
(11)
The securities reported in this row consist of the following shares of BuzzFeed’s Class A common stock: (i) 54,059 shares underlying vested but unsettled performance-based restricted stock units which vested upon completion of the business combination on December 3, 2021, and which are capable of being settled within 60 days of March 31, 2022; and (ii) 13,515 shares underlying time-based restricted stock units which are capable of vesting within 60 days of March 31, 2022.

(12)
The securities reported in this row represent shares of BuzzFeed’s Class A common stock directly beneficially owned by Ms. Acharia as of March 31, 2022.

(13)
The securities reported in this row consist of: (i) 8,570 shares of BuzzFeed’s Class A common stock directly beneficially owned by Ms. Amble as of March 31, 2022; and (ii) 22,911 shares underlying time-based restricted stock units which are capable of vesting within 60 days of March 31, 2022, which total includes 18,922 restricted stock units which will vest on the date of BuzzFeed’s 2022 annual meeting of its stockholders pursuant to Ms. Amble’s grant agreement with BuzzFeed.

(14)
The securities reported in this row consist of: (i) 466,577 shares of BuzzFeed’s Class A common stock directly beneficially owned by Mr. Coleman; (ii) 13,089 shares of Class A common stock directly held by The Eloise Marie Coleman 2016 Trust, or the EMC Trust; (iii) 51,722 shares of Class A common stock directly held by The Benjamin Coleman 2000 Trust, or the BC Trust; (iv) 51,722 shares of Class A common stock directly held by The Stephen Coleman 2000 Trust, or the SC Trust; (v) 13,089 shares of Class A common stock directly held by The Audrey Amelia Coleman 2014 Trust, or the AAC Trust; (vi) 51,722 shares of Class A common stock directly held by The Melissa Coleman 2000 Trust, or the MC Trust; (vii) 12,538 shares of Class A common stock directly held by The Coleman 2014 Family Trust, together with the EMC Trust, the BC Trust, the SC Trust, the AAC Trust, and the MC Trust, the Trusts; and (viii) 1,594,854 shares of Class A common stock underlying vested stock options which are capable of being exercised within 60 days of March 31, 2022. Mr. Coleman’s brother serves as trustee of each of the Trusts and Mr. Coleman disclaims beneficial ownership of the shares held of record by each of the Trusts except to the extent of his pecuniary interest therein.

(15)
The securities reported in this row consist of: (i) 26,678 shares of BuzzFeed’s Class A common stock directly beneficially owned by Mr. Kerins as of March 31, 2022; and (ii) the shares held by NEA 13 identified in footnote 2, above.

(16)
The securities reported in this row consist of: (i) 54,451 shares of BuzzFeed’s Class A common stock directly beneficially owned by Ms. Rollé as of March 31, 2022; and (ii) 6,694 shares underlying time-based restricted stock units which are capable of vesting within 60 days of March 31, 2022.

(17)
The securities reported in this row represent shares of BuzzFeed’s Class A common stock directly beneficially owned by Mr. Rothstein as of March 31, 2022.

(18)
This total includes the securities beneficially owned by all of BuzzFeed’s directors and officers, including, without limitation, the securities described in footnotes (4) and (10) through (17). It also includes an additional aggregate 358,019 shares of Class A common stock underlying stock options which are capable of being acquired within 60 days of March 31, 2022. Other than as stated in footnotes (4) and (10) through (17) above, none of BuzzFeed’s directors or officers is capable of acquiring shares of BuzzFeed’s capital stock within 60 days of March 31, 2022 through the vesting of restricted stock units or stock option awards.

EXECUTIVE COMPENSATION
Our Named Executive Officers for fiscal 2021 were:
•
Jonah Peretti, our Founder and Chief Executive Officer;

•
Felicia DellaFortuna, our Chief Financial Officer; and

•
Rhonda Powell, our Chief Legal Officer.

Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our Named Executive Officers for all services rendered in all capacities during the last three or fewer fiscal years during which such individuals were named executive officers.
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jonah Peretti Founder and Chief Executive Officer	2021	325,000	261,617	—	—	—	2,318(3)	588,935
	2020	225,000	185,017	—	—	—	702(3)	410,719
Felicia DellaFortuna Chief Financial Officer	2021	370,000	148,920	—	3,348,864	—	4,120(4)	3,871,904
Rhonda Powell Chief Legal Officer	2021	380,000	152,945	—	1,479,082	—	3,631(5)	2,015,658
	2020	352,200	173,051	—	—	—	3,880(5)	529,131

(1)
Amounts represent bonuses paid under our annual discretionary corporate bonus plan, described in greater detail below.

(2)
Amounts represent the aggregate grant date fair value of the RSUs awarded to the named executive officer during 2021 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in note 13 of the notes to BuzzFeed’s financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the named executive officers from the RSUs.

(3)
For fiscal year 2021, the amount reported represents (i) a $1,500 work-from-home stipend and (ii) $818 in group term life insurance imputed income. For fiscal year 2020, the amount reported represents (i) a $500 work-from-home stipend and (ii) $202 in group term life insurance imputed income.

(4)
The amount reported represents (i) our matching contribution of $2,130 on Ms. DellaFortuna’s behalf under our 401(k) plan, (ii) a $1,500 work-from-home stipend, and (iii) $490 in group term life insurance imputed income.

(5)
For fiscal year 2021, the amount reported represents (i) our matching contribution of $877 on Ms. Powell’s behalf under our 401(k) plan, (ii) a $1,500 work-from-home stipend, and (iii) $1,254 in group term life insurance imputed income. For fiscal year 2020, the amount reported represents (i) our matching contribution of $2,138 on Ms. Powell’s behalf under our 401(k) plan, (ii) a $500 work-from-home stipend, and (iii) $1,242 in group term life insurance imputed income.

Equity Compensation
We will, from time to time, grant equity awards in the form of stock options and/or RSUs to our Named Executive Officers, which are generally subject to vesting based on each Named Executive Officer’s continued service with us. Each of our named executive officers currently holds outstanding options to purchase shares of our Class A common stock and/or RSUs with respect to shares of our Class A Common Stock, in each case that were granted under our 2021 EIP, as set forth in the table below titled “Outstanding Equity Awards at Fiscal Year-End Table.”

Annual Discretionary Bonus Compensation
During 2021, each of our Named Executive Officers earned cash bonuses that were entirely discretionary, with funding generally determined through a combination of overall company performance and individual performance. We did not implement a formal corporate bonus plan for fiscal 2021.
401(k) Plan
We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Internal Revenue Code. U.S. employees who have attained at least 18 years of age are generally eligible to participate in the plan on the first day of the calendar month following the employees’ completion of certain eligibility requirements. Temporary employees, interns and fixed term employees are excluded from participation. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code. Pre-tax contributions by participants and the income earned on those contributions are generally not taxable to participants until withdrawn. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. The plan provides for 25% employer matching contribution and a discretionary employer profit sharing contribution.
Outstanding Equity Awards at Fiscal Year-End Table
The following table presents, for each of the Named Executive Officers, information regarding outstanding stock awards held as of December 31, 2021.
		Option Awards(1)				Stock Awards(1)
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Jonah Peretti	—	—	—	—	—	—	—
Felicia DellaFortuna	12/6/2021	3,060	—	8.76	10/20/2025	—	—
	12/6/2021	4,590	—	8.83	7/12/2026	—	—
	12/6/2021	7,650	—	9.55	7/24/2027	—	—
	12/6/2021	11,396	—	8.34	7/31/2029	—	—
	12/6/2021	26,853	22,951	8.34	7/31/2029	—	—
	12/6/2021	—	—	—	—	24,480(3)	130,478
	12/6/2021	—	—	—	—	9,180(4)	48,929
	12/6/2021	—	—	—	—	367,200(5)	1,957,176
Rhonda Powell	12/6/2021	—	—	—	—	162,180(6)	864,419
	12/6/2021	—	—	—	—	97,920(7)	521,914

(1)
All of the outstanding equity awards were granted under the 2015 Equity Incentive Plan and were substituted under the 2021 Equity Incentive Plan in December 2021, unless otherwise indicated. The equity awards are subject to vesting acceleration as set forth in the section titled “— Potential Payments upon Termination or Change of Control.”

(2)
The dollar value of these awards is calculated by multiplying the number of units by $5.33 per share, the share price of our Class A common stock as of December 31, 2021.

(3)
The RSUs will vest on the following schedule: (a) 25% shall vest one year after the initial grant date,

April 11, 2019, and (b) 1/48th of the total award amount shall vest on a monthly basis thereafter; provided that no shares will be delivered until a liquidity event or change in control (as defined in the 2015 Equity Incentive Plan).
(4)
The RSUs will vest on the following schedule: (a) 25% shall vest one year after the initial grant date, August 1, 2019, and (b) 1/48th of the total award amount shall vest on a monthly basis thereafter; provided that no shares will be delivered until a liquidity event or change in control (as defined in the 2015 Equity Incentive Plan).

(5)
The RSUs will vest on the following schedule: (a) one-third shall vest one year after the vesting commencement date (January 1, 2021) and (b) the remaining two-thirds shall vest on a quarterly basis thereafter over a two-year period; provided that no shares will be delivered until a liquidity event or change in control (as defined in the 2015 Equity Incentive Plan). Pursuant to the terms of this award, the business combination constitutes a liquidity event.

(6)
The RSUs will vest on the following schedule: (a) 25% shall vest one year after the initial grant date, January 20, 2021 and (b) 1/48th of the total award amount shall vest on a monthly basis thereafter; provided that no shares will be delivered until a liquidity event or change in control (as defined in the 2015 Equity Incentive Plan).

(7)
The RSUs will vest on the following schedule: (a) one-third shall vest one year after the vesting commencement date (January 1, 2021) and (b) the remaining two-thirds shall vest on a quarterly basis thereafter over a two-year period; provided that no shares will be delivered until a liquidity event or change in control (as defined in the 2015 Equity Incentive Plan). Pursuant to the terms of this award, the business combination constitutes a liquidity event.

Offer Letters
Currently, we have offer letters agreements with the following Named Executive Officers: Mss. DellaFortuna and Powell. All of our Named Executive Officers are employed on an at-will basis, with no fixed term of employment. Each of our Named Executive Officers will receive benefits upon certain qualifying terminations of employment as described in the section titled “— Potential Payments upon Termination or Change in Control.”
Jonah Peretti
Mr. Peretti, our Founder, Chairman and Chief Executive Officer, is not party to an offer letter with us. Mr. Peretti is an at-will employee. Mr. Peretti’s annual base salary as of December 31, 2021 and 2020 was $325,000 and $225,000, respectively.
Felicia DellaFortuna
Ms. DellaFortuna, our Chief Financial Officer, is a party to an offer letter with us dated September 14, 2015. Ms. DellaFortuna is an at-will employee. Ms. DellaFortuna’s annual base salary as of December 31, 2021 was $370,000.
Rhonda Powell
Ms. Powell, our Chief Legal Officer and Corporate Secretary, is a party to an offer letter with us dated August 8, 2018. Ms. Powell is an at-will employee. Ms. Powell’s annual base salary as of December 31, 2021 and 2020 was $380,000 and $352,200, respectively.
Potential Payments upon Termination or Change in Control
Change in Control and Severance Plan
On February 4, 2022, the compensation committee of the board of directors approved and adopted a Change in Control and Severance Plan, or the Change in Control and Severance Plan, effective as of February 4, 2022, covering our executive officers, including our Named Executive Officers, executive vice presidents and other employees as designated by the board of directors or the compensation committee. Capitalized terms used but not defined herein have the meaning given to such terms in the Change in Control and Severance Plan.

The Change in Control and Severance Plan provides for benefits upon either a termination by the Company of the participant’s employment without Cause or a resignation by the participant for Good Reason, either referred to as a Qualifying Termination. The benefits provided under the Change in Control and Severance Plan vary depending on whether the participant is subject to a Qualifying Termination within the 12-month period following a Change in Control, or a Change in Control Period. Under the Change in Control and Severance Plan, participants are identified as “Tier 1,” “Tier 2,” “Tier 3” or “Tier 4.”
Tier 1, Tier 2, Tier 3 and Tier 4 participants subject to a Qualifying Termination during a Change in Control Period will be eligible to receive (i) a cash lump-sum severance payment in an amount equal to (a) 24 months, 12 months, 12 months and 9 months, respectively, of his or her then current base salary plus (b) the greater of (x) the pro rata portion of his or her then current target bonus, pro-rated to reflect the partial year of service or (y) 200%, 100%, 100% and 75%, respectively, of his or her current target bonus; (ii) reimbursement of COBRA premiums for a period of up to 24 months, 12 months, 12 months and 9 months, respectively; and (iii) 100% acceleration of unvested equity awards (including those that vest upon performance criteria).
Tier 1, Tier 2, Tier 3 and Tier 4 participants subject to a Qualifying Termination other than during a Change in Control Period will be eligible to receive (i) a cash lump-sum severance payment in an amount equal to (a) 12 months, 9 months, 9 months and 6 months, respectively, of his or her then current base salary plus (b) the greater of (x) the pro rata portion of his or her then current target bonus, pro-rated to reflect the partial year of service or (y) 100%, 75%, 75% and 50%, respectively, of his or her current target bonus; and (ii) reimbursement of COBRA premiums for a period of up to 12 months, 9 months, 9 months and 6 months, respectively.
Limitations on Liability and Indemnification Matters
Our second amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law, or DGCL. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

•
any transaction from which the director derived an improper personal benefit.

Our restated bylaws provide that we must indemnify and advance expenses to our directors and officers to the fullest extent authorized by the DGCL. We are also expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for our directors, officers, and certain employees for some liabilities.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers and certain of our key employees, in addition to the indemnification provided for in our second amended and restated certificate of incorporation and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers and key employees for the defense of any action for which indemnification is required or permitted.
We believe that provisions of our second amended and restated certificate of incorporation, restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our second amended and restated certificate of incorporation and restated bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (or any amendment thereto).
Submitted by:
Compensation Committee of the Board of Directors:
Patrick Kerins, Chair
Angela Acharia
Janet Rollé

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2021 with respect to compensation plans under which shares of our Class A common stock may be issued.
Plan category	Number of securities to be issued upon exercise of outstanding securities (#)	Weighted-average exercise price of outstanding options ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	9,795,909(3)	$6.29	32,012,045(4)
Equity compensation plans not approved by security holders	—	—	—
Total	9,795,909	$6.29	32,012,045

(1)
The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2)
Includes our 2021 Equity Incentive Plan, or the 2021 EIP, and our 2021 Employee Stock Purchase Plan, or the 2021 ESPP.

(3)
Includes 9,795,909 shares subject to outstanding awards granted under the 2021 EIP, of which 4,560,727 shares were subject to outstanding options and 5,235,182 shares were subject to outstanding RSU awards.

(4)
As of December 31, 2021, there were 28,155,399 shares of Class A common stock available for issuance under the 2021 EIP. The number of shares reserved for issuance under our 2021 EIP increased automatically by 6,744,758 shares on January 1, 2022 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 5% of the total issued and outstanding shares of our Class A common stock, Class B common stock, and Class C common stock as of the immediately preceding December 31 or a lower number approved by our board of directors. As of December 31, 2021, there were 3,856,646 shares of Class A common stock available for issuance under the 2021 ESPP. The number of shares reserved for issuance under our 2021 ESPP increased automatically by 1,348,951 shares on January 1, 2022 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our Class A common stock, Class B common stock, and Class C common stock as of the immediately preceding December 31 or a lower number approved by our board of directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1 — Election of Directors — Director Compensation,” respectively, since December 31, 2020, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.
Advertising Sales Agreement
In November 2016, BuzzFeed entered into a Binding Term Sheet relating to Advertising Sales with NBCUniversal Media, LLC, or NBCU, as amended on October 1, 2018, the Ad Sales Term Sheet. Pursuant to the Ad Sales Term Sheet, BuzzFeed develops and produces original content for an advertiser to be distributed on BuzzFeed and/or NBCU platforms. NBCU leads the sales for all advertising or advertising campaigns under the Ad Sales Term Sheet and is permitted to resell any BuzzFeed video advertising inventory at a price of its sole discretion. Between the years 2019 and 2020, BuzzFeed and NBCU entered into transactions under the Ad Sales Term Sheet in an aggregate amount of approximately $2.4 million. The Ad Sales Term Sheet automatically renews every six months for an additional six-month term, subject to written notice of non-renewal by either party at least 30 days in advance of a subsequent renewal term. The Ad Sales Term Sheet was not renewed as of November 1, 2021 and is no longer in effect.
Marketing and Content Agreements
In 2018, 2019 and 2020, BuzzFeed entered into a Marketing Partnership Agreement with NBCU, a holder of 5% or more of Class A common stock. Pursuant to this agreement, NBCU purchased media distribution from BuzzFeed, receiving a preferred customer rate for such services. BuzzFeed further agreed to provide research services to NBCU at no additional cost. Pursuant to the agreement, BuzzFeed also provided NBCU with certain spend credits and custom audience data. NBCU paid BuzzFeed a total of $2.9 million, $3.6 million, and $9.9 million for the years ended December 31, 2021, 2020 and 2019, respectively, under the Marketing Partnership Agreement. This agreement was most recently amended in March 2021 and is no longer in effect.
In May 2020, BuzzFeed also entered into the Certificate of Results and Proceeds with Universal Television, LLC, or UTV, an affiliate of NBCU, who may be a holder of 5% or more of BuzzFeed’s Class A common stock, related to an agreement, the First Look Agreement, between BuzzFeed and UTV whereby BuzzFeed is engaged to submit exclusively to UTV on a “first look” basis certain concepts which BuzzFeed desires to develop or produce, and UTV has the right to identify concepts for projects based on certain BuzzFeed content. The First Look Agreement was executed on September 29, 2021.
NBCU Commercial Agreement
On June 23, 2021, BuzzFeed entered into a Commercial Agreement with NBCU, a holder of at least 5% of Class A common stock, pursuant to which, among other things, effective on December 3, 2021: (1) NBCU will continue to be entitled to marketing services on BuzzFeed platforms at certain discounted rates; (2) BuzzFeed will provide editorial promotion of at least $1.0 million in marketing value during each year of the term of the Commercial Agreement across BuzzFeed’s digital properties at no cost to NBCU, its affiliates and joint ventures and their respective brands; (3) BuzzFeed will provide licensed content to NBCU to be made available on an applicable NBCU entity streaming service under certain exclusivity terms during the remainder of the term of the Commercial Agreement; (4) NBCU shall be the exclusive sales representative for all BuzzFeed inventory, including HuffPost inventory, on Apple News and BuzzFeed shall endeavor to spend at least $1.0 million during the first year of the term of the Commercial Agreement to promote any of its commerce initiatives; and (5) BuzzFeed will provide 200 million impressions per year of the term of the Commercial Agreement to drive traffic from the BuzzFeed platforms and third-party social media platforms to NBCU news properties. The Commercial Agreement shall continue to be in effect for a period of three years, unless earlier terminated by either party in accordance with its terms and conditions, or until terminated by BuzzFeed as of the date that NBCU realizes $400.0 million or more in value for the NBCU Base Shares (as defined in the Amended and Restated Escrow Agreement, dated December 3, 2021, among Mr. Peretti and Peretti LLC, as the escrow obligors, NBCU and PNC Bank National Association, or the Amended and Restated Escrow Agreement).
Convertible Note Financing
In June 2021, BuzzFeed entered into a private placement with certain purchasers, the Convertible Note Financing, to sell $150.0 million aggregate principal amount of unsecured convertible notes due 2026 and issued the convertible notes due 2026 on December 3, 2021. The convertible notes bear interest at a rate of 8.50% per annum, payable semi-annually and are convertible into approximately 12,000,000 shares of Class A common stock at an initial conversion price of $12.50 and mature on December 3, 2026.
BuzzFeed may, at its election, force conversion of the convertible notes after the third anniversary of the issuance of the convertible notes, subject to a holder’s prior right to convert and certain other conditions, if the volume-weighted average trading price of the Class A common stock is greater than or equal to 130% of the conversion price for more than 20 trading days during a period of 30 consecutive trading days. In the event that a holder of the convertible notes elects to convert its convertible notes after the one year anniversary, and prior to the three-year anniversary, of the issuance of the convertible notes, we will be obligated to pay an amount equal to: (i) from the one year anniversary of the issuance of the convertible notes to the two year anniversary of the issuance of the convertible notes, an amount equal to 18 month’s interest declining ratably on a monthly basis to 12 month’s interest on the aggregate principal amount of the convertible notes so converted and (ii) from the two year anniversary of the issuance of the convertible notes to the three year anniversary of the issuance of the convertible notes, an amount equal to 12 month’s interest declining ratably on a monthly basis to zero month’s interest, in each case, on the aggregate principal amount of the convertible so converted, or the Interest Make-Whole Payment. The Interest Make-Whole Payment will be payable in cash.
The transaction resulted in gross proceeds to us of $150.0 million. Following the transaction, one of the purchasers of the unsecured convertible notes, collectively with its affiliates, holds 5% or more of Class A common stock assuming conversion of the notes into shares of Class A common stock within 60 days of December 3, 2021.
Amended and Restated Voting Agreement
BuzzFeed was party to the Seventh Amended and Restated Voting Agreement, dated February 16, 2021, with certain holders of its preferred stock including New Enterprise Associates and RRE, which are affiliated with Eric Hippeau and William Porteous, respectively, each previously a director of BuzzFeed, and Patrick Kerins, a director of BuzzFeed, and NBCU, General Atlantic, Hearst Communications, Inc., or Hearst, and John Johnson, each of which, collectively with its respective affiliates, holds 5% or more of Class A common stock or Class B common stock, pursuant to which such parties agreed to vote their shares of BuzzFeed capital stock on certain matters, including with respect to the election of directors, and agreed to certain drag-along provisions. This agreement terminated on December 3, 2021.
Amended and Restated Right of First Refusal Agreement
BuzzFeed was party to the Seventh Amended and Restated First Refusal and Co-Sale Agreement, dated February 16, 2021, with certain holders of its preferred stock, including New Enterprise Associates and RRE, which are affiliated with Eric Hippeau and William Porteous, respectively, each previously a director of BuzzFeed, and Patrick Kerins, a director of BuzzFeed, and NBCU, General Atlantic, Hearst, and John Johnson, each of which, collectively with its respective affiliates, holds 5% or more of Class A common stock or Class B common stock, pursuant to which such parties had rights of first refusal and co-sale with respect to certain proposed stock transfers. This agreement terminated on December 3, 2021.
Amended and Restated Investor Rights Agreement
BuzzFeed was party to the Eighth Amended and Restated Investors’ Rights Agreement, dated as of June 24, 2021, the IRA, with certain holders of its preferred and common stock, including New Enterprise Associates and RRE, which are affiliated with Eric Hippeau and William Porteous, respectively, each previously a director of BuzzFeed, and Patrick Kerins, a director of BuzzFeed, and General Atlantic, Hearst, Jonah Peretti, LLC and John Johnson, each of which, collectively with its respective affiliates, holds 5% or more of Class A common stock or Class B common stock. Pursuant to the IRA, these stockholders were entitled to certain information rights, rights to participate in certain additional issuances of BuzzFeed’s capital stock and rights with respect to the registration of their shares. Further, the parties to the IRA agreed to be subject to a post-closing lock-up with respect to their common shares for a period of 180 days, subject to customary terms; provided that any waiver, termination, shortening or other modification to similar restrictions applicable to such shares shall apply pro rata. All of the terms of the IRA, except for the market standoff provisions, terminated on December 3, 2021.
Voting Agreement
On June 24, 2021, BuzzFeed, the Sponsor, Mr. Jonah Peretti, and each of his permitted transferees, holding any shares of BuzzFeed capital stock issued and outstanding immediately prior to the Effective Time (as defined in the Voting Agreement) or that will hold any shares of BuzzFeed common stock as of immediately following the Closing (as defined in the Voting Agreement), collectively, the Voting Agreement Parties, entered into the Voting Agreement, pursuant to which the Voting Agreement Parties agreed to vote all BuzzFeed common stock held by such party in favor of the following nominees to serve as members of the board of directors of BuzzFeed: (a) one director nominee to be designated by the Sponsor; and (b) two director nominees to be designated by the mutual agreement of Mr. Jonah Peretti and the Sponsor.
Holder Voting Agreement
On July 21, 2021, BuzzFeed, John Johnson III, Johnson BF, LLC, or Johnson BF, and Mr. Peretti entered into the Holder Voting Agreement, or the Holder Voting Agreement, pursuant to which Mr. Johnson and Johnson BF agreed to grant to Mr. Peretti an irrevocable proxy to vote or consent as to all of Mr. Johnson’s and Johnson BF’s shares (including any shares Mr. Johnson or Johnson BF acquire following the date of the agreement), in Mr. Peretti’s sole discretion, on all matters submitted to a vote of BuzzFeed’s stockholders or through the solicitation of a written consent of stockholders. Such proxy shall terminate upon the following: (a) liquidation, dissolution or winding up of the business operations of BuzzFeed or a Liquidation Event (as defined in BuzzFeed’s Seventh Amended and Restated Certificate of Incorporation); (b) the execution by BuzzFeed of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of BuzzFeed; (c) in the sole discretion of Mr. Peretti, the express written consent of Mr. Peretti (which he shall be under no obligation to provide); or (d) Mr. Peretti’s death.
Amended and Restated Registration Rights Agreement
On December 3, 2021, the Sponsor and certain stockholders, including NBCU, New Enterprise Associates, RRE, General Atlantic and Jonah Peretti, LLC, each of which hold 5% or more of Class A common stock or Class B common stock, entered into an amended and restated registration rights agreement, pursuant to which, among other things, the parties thereto were granted certain customary registration rights with respect to shares of Class A common stock.
Certain Relationships and Related Person Transactions — 890 5th Avenue Partners, Inc.
Founder Shares
On October 15, 2020, the Sponsor purchased an aggregate of 7,187,500 shares of Class F common stock, or the Founder Shares, of 890, in exchange for a capital contribution of $25,000, or approximately $0.003 per share. In December 2020, the Sponsor sold 621,222 Founder Shares to PA 2 Co-Investment (an affiliate of Cowen and Company, LLC), and in January 2021 sold an aggregate of 266,238 founder shares to Craig-Hallum Capital Group LLC and certain of its affiliates and an aggregate of 105,000 founder shares to 890 Fifth Avenue Partner’s, or 890, independent director nominees (20,000 shares to each of Linda Yaccarino, Scott Flanders, David Bank, and John Jashni, and 25,000 to Kelli Turner (Ms. Turner received 20,000 shares for her service as an independent director and 5,000 shares for her service as chair of the audit committee)), resulting in the Sponsor holding 6,195,040 founder shares.

Private Placement Units and Private Placement Warrants
The Sponsor, PA 2 Co-Investment, and Capital Group LLC (in its capacity as a purchaser of private placement units and Founder Shares) and certain of its affiliates purchased an aggregate of 777,500 private placement units, consisting of one share of 890’s Class A common stock and one-third of one redeemable warrant, each whole warrant, or private placement warrant, in connection with 890’s initial public offering, at a price of $10.00 per private placement unit, or $7.775 million in the aggregate. Each private placement warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after December 3, 2021.
Sponsor Lease
Commencing on the date of the listing of 890’s units on Nasdaq, 890 paid the Sponsor $20,000 per month for office space, utilities, general office and secretarial support, and administrative and support services. BuzzFeed ceased paying these monthly fees on December 3, 2021.
Working Capital Loans
In order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate the Sponsor loaned 890 $1.0 million on a non-interest basis. On December 3, 2021, the Sponsor exercised its right to convert the working capital loans made by the Sponsor to 890 into an additional 33,333 private placement warrants and 100,000 shares of Class A common stock in satisfaction of $1.0 million principal amount of the loan. The private placement warrants and shares of Class A common stock issued in satisfaction of the working capital loan were issued by 890 in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.
Indemnification Agreements
On December 3, 2021, we entered into new indemnification agreements with each of our directors and executive officers. The indemnification agreements provide that we will indemnify each of our directors, executive officers, and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our second amended and restated certificate of incorporation, and our restated bylaws.
Our second amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our second amended and restated certificate of incorporation and our restated bylaws also provide the board of directors with discretion to indemnify officers and employees when determined appropriate by the board of directors. In addition, the restated bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
Other Transactions
Melissa Bryant-Coleman, the daughter of Greg Coleman, a member of our board of directors, is currently employed by BuzzFeed in a non-executive role. BuzzFeed paid aggregate compensation to Ms. Bryant-Coleman of approximately $128,613 in 2019, $141,636 in 2020 and $146,750 in 2021, comprised of salary, bonus, and matching contributions to the company-sponsored retirement plan.
Dan Bryant-Coleman, the son-in-law of Greg Coleman, was employed by BuzzFeed in a non-executive role. BuzzFeed paid aggregate compensation to Mr. Dan Bryant-Coleman of approximately $148,311 in 2019, comprised of salary, bonus, and matching contributions to the company-sponsored retirement plan.

Policies and Procedures for Related-Person Transactions
Our board of directors has adopted a written related-party transactions policy that conforms with the requirements for issuers having securities listed on the Nasdaq stock exchange. Under the policy, our audit committee serves as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, our nominating, corporate governance, and corporate responsibility committee will serve as the approval authority for such transaction. Our legal department will compile and maintain a master list of related parties, disseminate the master list to function and department leaders, the Chief Financial Officer and individuals responsible for accounts payable and accounts receivable, and contracting personnel in the legal department. Any transaction that we intend to undertake with a related party will be submitted to the compliance officer for determination of what approvals are required under the related party transactions policy, and the compliance officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. If the compliance officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review.

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Our restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at BuzzFeed, Inc., 111 East 18th Street, New York, New York 10003, Attn: Corporate Secretary.
To be timely for our 2023 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on January 25, 2023 and not later than 5:00 p.m. Eastern Time on February 24, 2023. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our restated bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2023 annual meeting of stockholders must be received by us not later than October 16, 2022 in order to be considered for inclusion in our proxy materials for that meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2021, with the exception of a Form 3 that we filed on behalf of Angela Acharia, when she was appointed to our board of directors in December 2021, which was filed with the SEC on February 16, 2022.
Available Information
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2021, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
BuzzFeed, Inc.
111 East 18th Street
New York, New York 10003
Attn: Chief Legal Officer and Corporate Secretary
The annual report is also available at https://investors.buzzfeed.com under “SEC Filings” in the “Financial Information” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner    (you hold our common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): You will be able to provide your email address and consent to receive the electronic delivery after voting your shares on https://www.cstproxy.com/buzzfeed/2022.
Beneficial Owner   (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com with questions about electronic delivery.
“Householding” — Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write our Corporate Secretary at 111 East 18th Street, New York, New York 10003, Attn: Corporate Secretary, telephone number 212-431-7464.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Corporate Secretary at the address or telephone number listed above.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors
Rhonda Powell
Chief Legal Officer and Corporate Secretary

19962 BuzzFeed Proxy Card_REV3 - Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Mobile or Internet vote authorizes the named BUZZFEED, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 24, 2022. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/buzzfeed/2022 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2. Please mark your votes like this 1. Election of Class I Directors (1) Angela Acharia (2) Jonah Peretti FOR WITHHOLD FOR ALL Except 2. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) NOTE: Such other business as may properly come before the meeting of any adjournment thereof. CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

19962 BuzzFeed Proxy Card_REV3 - Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2022 Proxy Statement and the 2021 Annual Report to Stockholders are available at: https://www.cstproxy.com/buzzfeed/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BUZZFEED, INC. The undersigned appoints Jonah Peretti and Rhonda Powell, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BuzzFeed, Inc. held of record by the undersigned at the close of business on March 28, 2022 at the Annual Meeting of Stockholders of BuzzFeed, Inc. to be held on Wednesday, May 25, 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER
MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)